UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – March 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2015

Vanguard Wellesley® Income Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	3.63%
Admiral™ Shares	3.63
Wellesley Income Composite Index	4.27
Mixed-Asset Target Allocation Conservative Funds Average	2.40

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$25.65	$25.72	$0.393	$0.452
Admiral Shares	62.14	62.29	0.974	1.095

Chairman’s Letter

Dear Shareholder,

For the six months ended March 31, 2015, Vanguard Wellesley Income Fund returned 3.63% for Investor and Admiral Shares. (The slightly higher return on lower-cost Admiral Shares is not apparent here because of rounding to two decimal places.) The fund outpaced the average return of its peers but lagged its composite index benchmark.

The stock and bond indexes that make up Wellesley’s composite index followed different routes to arrive at nearly the same destination, returning 4.16% and 4.18%, respectively. In some months, the FTSE High Dividend Yield Index declined while the Barclays U.S. Credit A or Better Bond Index advanced. In February, the reverse was true. These zigs and zags in stock and bond returns, which are to be expected, illustrate the long-term benefits of a balanced and diversified portfolio such as Wellesley’s. (I’ll discuss the importance of staying balanced a bit later in this letter, and in the accompanying box on the bull market’s sixth anniversary.)

The fund’s 30-day SEC yield seesawed during the six months, and finished the period a bit lower, at 2.51% for Investor Shares and 2.58% for Admiral Shares.

The Fed’s cautious approach has helped the U.S. stock market
The broad U.S. stock market returned about 7% for the six months ended March 31, 2015. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how it would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong in both dollars and local currencies.

Bond prices received a boost from central bank stimulus
Bond prices also were supported by central banks’ accommodative policies and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year Treasury note ended March at

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI

Consumer Price Index	-0.80%	-0.07%	1.64%

1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued. The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

Muted stock and bond returns added up to a solid performance
Unlike most balanced funds, which tend to tilt toward stocks, Wellesley is bond-heavy. Your advisor allocates 60% to 65% of fund assets to investment-grade bonds, mostly corporates, that it expects will generate a reasonable level of current income. The balance of the portfolio consists of stocks of companies that have above-average dividend yields or are expected to boost their dividends. This strategy is designed to meet the fund’s objectives of providing long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.85%

The fund expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratios were 0.24% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

Wellesley’s bond portfolio returned 4.12%, in line with its benchmark. U.S. Treasury and corporate bonds continued to be in strong demand. Foreign investors facing even lower yields at home, where some government bonds traded at negative interest rates, found Treasuries particularly attractive. The six-month returns of Treasury and corporate bonds were generally similar except for longer maturities, where Treasuries significantly outperformed. The advisor’s strong credit selection, especially within industrials, benefited performance.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

Sources: Vanguard, based on data for the Russell 3000 Index.

The fund’s stock portfolio returned 2.89%, about 1 percentage point below its high-dividend-yield benchmark. Seven of the ten industry sectors advanced in both the fund and its equity index. However, energy stocks posted a double-digit decline as global oil prices continued the slide that began last summer. The consumer staples sector was a standout for Wellesley, in part because of merger and acquisition activity. This boost to performance over the equity benchmark was offset by the technology sector.

The Advisor’s Report that follows this letter provides additional details about the fund’s management during the half year.

Our focus on balanced investing has roots going back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all these principles since its founding, one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard WellingtonTM Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. This strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 15, 2015

Advisor’s Report

Vanguard Wellesley Income Fund returned 3.63% for both Investor and Admiral Shares for the six months ended March 31, 2015. The composite benchmark, which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 4.27%.

The investment environment
Stock markets in the United States and abroad posted solid returns during the six months ended March 31, 2015. The S&P 500 Index returned 5.93%, the MSCI World Index 3.35%, and the MSCI EAFE Index 1.13%.

The broad fixed income markets rose as the Barclays U.S. Aggregate Bond Index returned 3.43%. The higher-quality corporate bond market posted stronger results, returning 4.18% as measured by the Barclays U.S. Credit A or Better Bond Index. The yield of the 10-year U.S. Treasury note continued to decline; it began the period at 2.48% and ended at 1.95%. The U.S. Treasury curve flattened slightly.

The end of 2014 was a microcosm of the two predominant yearlong global fixed income trends: falling U.S. Treasury yields and a strong U.S. dollar. Increasingly, monetary policy and growth in the United States diverged from those of other countries. In January 2015, sluggish global growth and the continued decline in commodity prices fed concerns about deflation in many parts of the world. More recently, risk sentiment improved, driven by a positive growth outlook in the United States and signs of stabilization in Europe. Government bond yields in several major countries moved higher after January and U.S.-dollar performance was mixed, while credit spreads tightened. In the United States, payrolls surpassed expectations and consumer sentiment remained relatively high, supported by lower energy prices and a healthy labor market.

The fund’s successes
The fixed income portion of the fund generated a positive absolute return and generally performed in line with its high-quality corporate benchmark, the Barclays U.S. Credit A or Better Bond Index. Security selection within corporates was favorable, especially in industrials; our selections of bonds within the consumer and energy subsectors were among the most helpful to relative performance. Our underweight position in electric utilities also helped, as did out-of-benchmark positions in agency MBS, or mortgage backed securities (which we use as sources of liquidity), and asset backed securities (especially autos and CLOs, or collateralized loan obligations).

In the stock portfolio, security selection within consumer staples and telecommunication services contributed to relative returns. Our top relative performer was Kraft Foods, which rose on news that it would merge with Heinz in a deal led by Berkshire Hathaway and 3G Capital. Kraft returned more than 57% for the period.

In telecommunication services, not holding several names helped relative performance. We sold our position in AT&T early on, and did not hold Centurylink, Windstream Holdings, or Consolidated Communications.

Other stocks contributing to relative performance included Analog Devices and Xcel Energy. Not holding Freeport-McMoRan and an underweight position in ExxonMobil also helped.

The fund’s shortfalls
In the stock portfolio, information technology and health care were the largest detractors from relative performance.

Within information technology, our holdings in Intel and Microsoft hurt most. Intel underperformed following lackluster earnings results. We continue to hold the position because we believe Intel’s lead in manufacturing should support growth in the longer term and a stabilizing PC market should provide a floor in the nearer term. Microsoft announced earnings results that exceeded investor expectations, but investors were disappointed by both weakness in the firm’s Windows business and by its outlook for the coming quarter. We continue to hold this position, as reductions in operating expenses, strength in Azure and Office 365, and share buybacks should support the stock over the longer term. Not holding Apple and ADP also detracted from relative results.

Within health care, Roche and Merck underperformed. Although Roche posted earnings modestly above expectations, shares experienced volatility that was related, in part, to currency gyrations following the Swiss National Bank’s decision to unpeg the Swiss franc from the euro. Merck reported quarterly results with revenues that were down year over year, largely because of the strength of the U.S. dollar and increased competition in the European Hepatitis-C market. Our investment thesis remains intact, and we believe that Merck will experience accelerating growth from new product launches, especially in immuno-oncology.

On the fixed income side, our selection among taxable municipal revenue bonds, our overweight allocation to that group, and our overweight allocation to communications issuers hindered the portfolio’s performance relative to its benchmark.

We continue to believe that taxable munis are an attractive area of the market. An underweight allocation to noncorporate credit—in particular, not owning supranationals—also detracted, as did our duration and yield curve positioning during an environment of continued falling bond yields.

The fund’s positioning
Within the equity portfolio, our largest overweight sector positions are in health care and financials; our largest underweights are in consumer discretionary and utilities. As of the end of the period, health care was the largest absolute sector weighting. Significant equity purchases during the past six months included Suncor Energy, Coca-Cola, and IBM. We also added to our positions in Occidental Petroleum and Duke Energy. We sold out of ConocoPhillips as we grew concerned that the company was aggressively cutting capital expenditures to maintain its dividend level. We also trimmed our positions in Roche, Marsh & McLennan, and Unilever.

On the fixed income side, we shortened our duration posture relative to the benchmark during the period as market yields declined. Although we have not seen it yet, we expect interest rates to rise as the U.S. recovery lengthens and broadens. In the end, we remain biased toward continuing to reduce the portfolio’s interest rate sensitivity.

Our outlook is not without uncertainty, however. Exogenous forces can greatly affect capital markets. In particular, quantitative easing programs in Europe and Japan, global tensions in Ukraine, the Middle East, and the South China Sea, and rising credit concerns among the South American sovereigns represent tail risks that we should not ignore. The sharp decline in oil and other energy prices increases uncertainty—while it will provide a near-term boost to consumer spending, it also lowers the inflation numbers that drive Federal Reserve decision-makers. Even the Fed’s act of raising interest rates can create concerns and increase volatility.

Within the credit sectors, we continue to view U.S. corporate bonds favorably because this asset class has weathered the economic cycle relatively well and investment-grade corporate bond issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity. The greatest credit risks appear to us to lie within public sectors—Puerto Rico, Chicago, Russia, Brazil, Greece, etc.—where we do not have direct fixed income exposure.

Finally, greater clarity on the new regulatory environment for banks makes them less inclined to support trading activities in the fixed income markets in which we invest. With companies like UBS, the Royal Bank of Scotland, and Deutsche Bank already announcing cutbacks, we expect to see similar announcements from other large market makers; accordingly, we prefer to maintain more liquidity than usual in the fixed income portion of the fund, with Treasury bonds and agency MBS as our “all-weather” liquidity buffer. Such a buffer should provide downside protection for shareholders of this balanced fund if the economic cycle takes an unfavorable turn.

Respectfully,

John C. Keogh, Senior Managing Director
and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company LLP

April 14, 2015

Wellesley Income Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	2.51%	2.58%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	62	432	3,757
Median Market Cap	$96.5B	$106.9B	$46.5B
Price/Earnings Ratio	17.4x	17.4x	21.4x
Price/Book Ratio	2.6x	2.6x	2.8x
Return on Equity	18.5%	18.6%	17.5%
Earnings Growth
Rate	9.3%	7.9%	13.5%
Dividend Yield	3.2%	3.2%	1.9%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate
(Annualized)	64%	—	—
Short-Term Reserves	0.6%	—	—

Fixed Income Characteristics

		Barclays
		Credit	Barclays
		A or	Aggregate
		Better	Bond
	Fund	Index	Index

Number of Bonds	837	3,210	9,196

Yield to Maturity
(before expenses)	2.3%	2.4%	2.1%

Average Coupon	3.7%	3.7%	3.2%

Average Duration	6.4 years	6.8 years	5.4 years

Average Effective
Maturity	9.4 years	9.6 years	7.7 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.96	0.54
Beta	0.97	0.30

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Wells Fargo & Co.	Diversified Banks	4.4%
Microsoft Corp.	Systems Software	4.0
Kraft Foods Group Inc.	Packaged Foods &
	Meats	4.0
Merck & Co. Inc.	Pharmaceuticals	3.9
Johnson & Johnson	Pharmaceuticals	3.5
JPMorgan Chase & Co.	Diversified Banks	3.5
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.4
Chevron Corp.	Integrated Oil & Gas	3.1
Pfizer Inc.	Pharmaceuticals	3.0
Exxon Mobil Corp.	Integrated Oil & Gas	3.0
Top Ten		35.8%
Top Ten as % of Total Net Assets		13.1%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratios were 0.24% for Investor Shares and 0.17% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	2.9%	6.7%	13.4%
Consumer Staples	14.0	14.2	8.4
Energy	11.4	12.1	7.3
Financials	14.7	14.0	17.6
Health Care	17.0	11.7	14.6
Industrials	10.8	11.3	11.1
Information
Technology	14.3	13.7	19.0
Materials	3.8	3.6	3.5
Telecommunication
Services	4.5	4.8	2.0
Utilities	6.6	7.9	3.1

Sector Diversification (% of fixed income portfolio)

Asset-Backed	5.0%
Commercial Mortgage-Backed	0.4
Finance	26.3
Foreign	2.5
Government Mortgage-Backed	3.5
Industrial	36.7
Treasury/Agency	16.3
Utilities	4.3
Other	5.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government	20.3%
Aaa	6.1
Aa	12.4
A	44.7
Baa	16.5

Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Wellesley Income Fund Investor Shares
Wellesley Income Composite Index

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	6.63%	9.19%	4.07%	3.29%	7.36%
Admiral Shares	5/14/2001	6.68	9.26	4.17	3.28	7.45

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	677,781	1.6%
1	United States Treasury Note/Bond	1.375%	9/30/18	616,100	622,452	1.5%
	United States Treasury Note/Bond	1.000%	9/15/17	603,000	607,052	1.4%
	United States Treasury Note/Bond	2.875%	5/15/43	561,560	598,589	1.4%
	United States Treasury Note/Bond	3.375%	5/15/44	376,000	440,860	1.1%
	United States Treasury Note/Bond	2.000%	2/15/25	235,000	236,469	0.6%
	United States Treasury Note/Bond	0.625%	12/31/16	223,120	223,609	0.5%
	United States Treasury
	Note/Bond	0.500%–3.625%	6/30/16–8/15/44	583,604	615,437	1.5%
					4,022,249	9.6%

Agency Notes †					133,970	0.3%

Conventional Mortgage-Backed Securities
[2,3,4] Fannie Mae Pool		3.500%	4/1/45	238,000	249,974	0.6%
[2,3]	Fannie Mae Pool	4.500%	8/1/40	157,877	172,698	0.4%
[2,3]	Fannie Mae Pool	4.500%	9/1/40	139,547	152,647	0.4%
	Conventional Mortgage-Backed Securities—Other †				340,239	0.8%
					915,558	2.2%

Nonconventional Mortgage-Backed Securities †					111,548	0.3%
Total U.S. Government and Agency Obligations (Cost $4,941,633)					5,183,325	12.4%
Asset-Backed/Commercial Mortgage-Backed Securities
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.727%	5/10/45	12,360	12,729	0.0%
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	15,090	15,694	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
3 Bear Stearns Commercial
Mortgage Securities Trust
2006-PWR13	5.540%	9/11/41	8,176	8,545	0.0%
3 Merrill Lynch Mortgage Trust
2006-C1	5.659%	5/12/39	10,965	11,312	0.0%
5 Asset-Backed/Commercial
Mortgage-Backed Securities—Other †				1,235,819	3.0%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,279,150)				1,284,099	3.1%
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.300%–6.875%	3/17/16–4/1/44	399,590	441,084	1.0%
Bank One Corp.	7.750%	7/15/25	25,000	32,734	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,111	0.0%
Goldman Sachs Group Inc.	2.600%–7.500%	2/7/16–7/8/44	428,235	490,136	1.2%
JPMorgan Chase & Co.	2.000%–6.300%	8/15/17–8/16/43	378,940	421,656	1.0%
Morgan Stanley	2.125%–7.300%	7/24/15–1/27/45	409,780	453,295	1.1%
Synchrony Financial	2.700%–3.000%	8/15/19–2/3/20	21,150	21,363	0.1%
Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	29,042	0.1%
Wells Fargo & Co.	2.150%–5.625%	6/15/16–11/4/44	415,595	442,464	1.0%
5 Banking—Other †				2,790,123	6.7%
Brokerage †				7,608	0.0%
Finance Companies (1.1%)
General Electric
Capital Corp.	3.100%–6.875%	2/11/21–1/10/39	378,661	462,830	1.1%
5 Insurance †				924,605	2.2%
5 Real Estate Investment Trusts †				153,409	0.4%
				6,687,460	16.0%
Industrial
Basic Industry †				287,004	0.7%
Capital Goods
Eaton Corp.	5.300%–6.500%	3/15/17–6/1/25	30,000	34,018	0.1%
General Electric Co.	2.700%–4.125%	10/9/22–10/9/42	21,940	22,658	0.1%
5 Capital Goods—Other †				609,321	1.4%
Communication
Verizon
Communications Inc.	3.450%–6.550%	3/15/21–9/15/43	279,580	326,910	0.8%
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,410	0.0%
Verizon Virginia LLC	7.875%	1/15/22	16,000	20,013	0.1%
5 Communication—Other †				1,509,413	3.6%
5 Consumer Cyclical †				1,257,151	3.0%
Consumer Noncyclical
Johnson & Johnson	6.730%	11/15/23	15,000	19,955	0.0%
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,266	0.0%
Merck & Co. Inc.	1.300%–4.150%	5/18/18–5/18/43	157,495	162,382	0.4%
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,404	0.1%
Pfizer Inc.	3.000%–6.200%	3/15/19–6/15/23	63,750	69,416	0.2%
Wyeth LLC	5.950%	4/1/37	15,000	19,207	0.0%
5 Consumer Noncyclical—Other †				2,948,807	7.1%
Energy
Chevron Corp.	3.191%	6/24/23	42,875	44,608	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	41,706	0.1%
5 Energy—Other †				973,836	2.3%
5 Other Industrial †				84,385	0.2%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Technology
Microsoft Corp.	2.375%–4.500%	10/1/20–10/1/40	85,465	89,825	0.2%
Technology—Other †				432,870	1.1%
5 Transportation †				275,077	0.7%
				9,277,642	22.3%
Utilities
Electric
Duke Energy Carolinas LLC	3.900%–5.250%	1/15/18–6/15/21	32,025	35,495	0.1%
Duke Energy Corp.	1.625%–2.150%	11/15/16–8/15/17	69,840	70,979	0.1%
Duke Energy Progress Inc.	2.800%–6.300%	5/15/22–4/1/38	21,765	22,855	0.1%
Progress Energy Inc.	3.150%	4/1/22	20,800	21,446	0.1%
Electric—Other †				941,075	2.2%
				1,091,850	2.6%
Total Corporate Bonds (Cost $15,837,522)				17,056,952	40.9%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $612,575) †				646,060	1.5%
Taxable Municipal Bonds (Cost $1,043,403) †				1,260,566	3.0%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			2,558,920	249,341	0.6%
Consumer Discretionary—Other †				200,568	0.5%
				449,909	1.1%
Consumer Staples
Kraft Foods Group Inc.			6,906,786	601,685	1.4%
Philip Morris International Inc.			2,800,200	210,939	0.5%
Procter & Gamble Co.			2,434,860	199,512	0.5%
Coca-Cola Co.			4,409,200	178,793	0.4%
British American Tobacco plc			3,231,767	167,356	0.4%
Altria Group Inc.			3,316,910	165,912	0.4%
Consumer Staples—Other †				604,070	1.5%
				2,128,267	5.1%
Energy
Chevron Corp.			4,472,560	469,529	1.1%
Exxon Mobil Corp.			5,358,570	455,478	1.1%
Suncor Energy Inc.			6,622,400	193,705	0.4%
Occidental Petroleum Corp.			2,278,600	166,338	0.4%
Phillips 66			1,981,200	155,722	0.4%
Enbridge Inc.			3,195,600	154,987	0.4%
Energy—Other †				135,623	0.3%
				1,731,382	4.1%
Financials
Wells Fargo & Co.			12,244,462	666,099	1.6%
JPMorgan Chase & Co.			8,719,050	528,200	1.3%
BlackRock Inc.			866,380	316,956	0.8%
M&T Bank Corp.			1,962,400	249,225	0.6%
MetLife Inc.			3,677,700	185,908	0.4%
Financials—Other †				288,347	0.7%
				2,234,735	5.4%

Wellesley Income Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
Merck & Co. Inc.		10,337,890	594,222	1.4%
Johnson & Johnson		5,293,230	532,499	1.3%
Pfizer Inc.		13,208,497	459,524	1.1%
AstraZeneca plc ADR		3,385,460	231,667	0.6%
Eli Lilly & Co.		2,911,300	211,506	0.5%
Bristol-Myers Squibb Co.		3,128,400	201,782	0.5%
Health Care—Other †			354,889	0.8%
			2,586,089	6.2%
Industrials
General Electric Co.		17,484,520	433,791	1.0%
Eaton Corp. plc		5,705,030	387,600	0.9%
Schneider Electric SE		2,522,361	196,288	0.5%
Lockheed Martin Corp.		937,250	190,224	0.5%
Waste Management Inc.		3,284,180	178,101	0.4%
Industrials—Other †			262,796	0.6%
			1,648,800	3.9%
Information Technology
Microsoft Corp.		14,896,990	605,637	1.4%
Analog Devices Inc.		6,774,780	426,811	1.0%
Intel Corp.		12,303,010	384,715	0.9%
Cisco Systems Inc.		13,029,420	358,635	0.9%
Information Technology—Other †			400,739	1.0%
			2,176,537	5.2%
Materials
Dow Chemical Co.		3,952,580	189,645	0.5%
Materials—Other †			393,170	0.9%
			582,815	1.4%
Telecommunication Services
Verizon Communications Inc.		10,760,156	523,267	1.3%
BCE Inc.		3,956,500	167,500	0.4%
			690,767	1.7%
Utilities
Duke Energy Corp.		4,035,700	309,861	0.7%
National Grid plc		22,333,384	287,122	0.7%
Xcel Energy Inc.		6,142,960	213,836	0.5%
Eversource Energy		3,776,060	190,767	0.5%
			1,001,586	2.4%
Total Common Stocks (Cost $11,097,111)			15,230,887	36.5%

	Coupon
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	0.128%	142,813,000	142,813	0.3%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 3/31/15, Repurchase Value
$5,800,000, collateralized by
U.S. Treasury Note/Bond
3.750%, 8/15/41, with a
value of $5,916,000)	0.120%	4/1/15	5,800	5,800	0.0%
Deutsche Bank Securities, Inc.
(Dated 3/31/15, Repurchase Value
$9,400,000, collateralized by
Federal Home Loan Mortgage
Corp. 0.000%, 5/4/37, and Federal
National Mortgage Assn. 3.000%,
3/1/28, with a value of $9,588,000)	0.150%	4/1/15	9,400	9,400	0.0%
HSBC Bank USA
(Dated 3/31/15, Repurchase Value
$25,800,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000%, 4/1/42, with a value
of $26,317,000)	0.120%	4/1/15	25,800	25,800	0.1%
RBC Capital Markets LLC
(Dated 3/31/15, Repurchase Value
$55,600,000, collateralized by
Federal National Mortgage Assn.
2.280%–4.500%, 12/1/24–4/1/43,
and Government National Mortgage
Assn. 4.000%–4.500%,
10/20/44–1/20/45, with a value
of $56,712,000)	0.120%	4/1/15	55,600	55,600	0.1%
RBS Securities, Inc.
(Dated 3/31/15, Repurchase Value
$23,000,000, collateralized by
U.S. Treasury Note/Bond
1.500%–3.625%, 8/15/19–8/15/24,
with a value of $23,464,000)	0.120%	4/1/15	23,000	23,000	0.1%
				119,600	0.3%

U.S. Government and Agency Obligations †				144,962	0.4%
Total Temporary Cash Investments (Cost $407,385)				407,375	1.0%
[8]Total Investments (Cost $35,218,779)				41,069,264	98.4%
Other Assets and Liabilities
Other Assets[9]				1,437,839	3.5%
Liabilities[6]				(789,060)	(1.9%)
				648,779	1.6%
Net Assets				41,718,043	100.0%

Wellesley Income Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	35,569,356
Overdistributed Net Investment Income	(21,838)
Accumulated Net Realized Gains	343,152
Unrealized Appreciation (Depreciation)
Investment Securities	5,850,485
Futures Contracts	(22,108)
Swap Contracts	(135)
Foreign Currencies	(869)
Net Assets	41,718,043

Investor Shares—Net Assets
Applicable to 495,789,075 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,749,804
Net Asset Value Per Share—Investor Shares	$25.72

Admiral Shares—Net Assets
Applicable to 465,018,465 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,968,239
Net Asset Value Per Share—Admiral Shares	$62.29

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $746,000 have been segregated as collateral for open over-the-counter swap contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2015.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate value of these securities was $3,438,182,000, representing 8.2% of net assets.
6 Includes $142,813,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 The total value of securities on loan is $135,374,000.
9 Cash of $20,804,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends[1]	236,954
Interest	405,489
Securities Lending	1,399
Total Income	643,842
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,031
Performance Adjustment	(87)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,248
Management and Administrative—Admiral Shares	14,227
Marketing and Distribution—Investor Shares	1,070
Marketing and Distribution—Admiral Shares	1,876
Custodian Fees	210
Shareholders’ Reports—Investor Shares	71
Shareholders’ Reports—Admiral Shares	41
Trustees’ Fees and Expenses	35
Total Expenses	38,722
Net Investment Income	605,120
Realized Net Gain (Loss)
Investment Securities Sold	517,506
Futures Contracts	(32,668)
Swap Contracts	(35)
Foreign Currencies	(1,112)
Realized Net Gain (Loss)	483,691
Change in Unrealized Appreciation (Depreciation)
Investment Securities	364,868
Futures Contracts	(22,939)
Swap Contracts	(56)
Foreign Currencies	(112)
Change in Unrealized Appreciation (Depreciation)	341,761
Net Increase (Decrease) in Net Assets Resulting from Operations	1,430,572
1 Dividends are net of foreign withholding taxes of $3,712,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	605,120	1,188,432
Realized Net Gain (Loss)	483,691	864,325
Change in Unrealized Appreciation (Depreciation)	341,761	1,247,294
Net Increase (Decrease) in Net Assets Resulting from Operations	1,430,572	3,300,051
Distributions
Net Investment Income
Investor Shares	(188,463)	(360,527)
Admiral Shares	(439,338)	(803,697)
Realized Capital Gain[1]
Investor Shares	(212,145)	(300,454)
Admiral Shares	(484,420)	(630,902)
Total Distributions	(1,324,366)	(2,095,580)
Capital Share Transactions
Investor Shares	888,065	(1,947)
Admiral Shares	1,738,251	3,646,638
Net Increase (Decrease) from Capital Share Transactions	2,626,316	3,644,691
Total Increase (Decrease)	2,732,522	4,849,162
Net Assets
Beginning of Period	38,985,521	34,136,359
End of Period[2]	41,718,043	38,985,521

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $35,445,000 and $63,096,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($21,838,000) and $1,990,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.65	$24.82	$24.47	$21.82	$21.60	$19.98
Investment Operations
Net Investment Income	. 379.811		.752	.787	.819	.819
Net Realized and Unrealized Gain (Loss)
on Investments	.536	1.491	.688	2.648	.224	1.622
Total from Investment Operations	.915	2.302	1.440	3.435	1.043	2.441
Distributions
Dividends from Net Investment Income	(. 393)	(.793)	(.755)	(.785)	(. 823)	(. 821)
Distributions from Realized Capital Gains	(.452)	(.679)	(.335)	—	—	—
Total Distributions	(.845)	(1.472)	(1.090)	(.785)	(.823)	(.821)
Net Asset Value, End of Period	$25.72	$25.65	$24.82	$24.47	$21.82	$21.60

Total Return[1]	3.63%	9.54%	6.02%	15.94%	4.86%	12.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,750	$11,830	$11,431	$11,916	$9,875	$10,061
Ratio of Total Expenses to
Average Net Assets[2]	0.24%	0.25%	0.25%	0.25%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.96%	3.19%	3.03%	3.39%	3.76%	3.99%
Portfolio Turnover Rate	64%[3]	109%[3]	36%[3]	33%[3]	48%[3]	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.00%, 0.01%, 0.01%, and 0.01%.
3 Includes 14%, 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$62.14	$60.12	$59.29	$52.86	$52.34	$48.41
Investment Operations
Net Investment Income	.940	2.010	1.867	1.949	2.021	2.019
Net Realized and Unrealized Gain (Loss)
on Investments	1.279	3.623	1.646	6.425	.528	3.936
Total from Investment Operations	2.219	5.633	3.513	8.374	2.549	5.955
Distributions
Dividends from Net Investment Income	(.974)	(1.967)	(1.871)	(1.944)	(2.029)	(2.025)
Distributions from Realized Capital Gains	(1.095)	(1.646)	(.812)	—	—	—
Total Distributions	(2.069)	(3.613)	(2.683)	(1.944)	(2.029)	(2.025)
Net Asset Value, End of Period	$62.29	$62.14	$60.12	$59.29	$52.86	$52.34

Total Return[1]	3.63%	9.64%	6.06%	16.04%	4.90%	12.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $28,968		$27,156	$22,705	$20,561	$13,197	$7,955
Ratio of Total Expenses to
Average Net Assets[2]	0.17%	0.18%	0.18%	0.18%	0.18%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.03%	3.26%	3.10%	3.46%	3.83%	4.06%
Portfolio Turnover Rate	64%[3]	109%[3]	36%[3]	33%[3]	48%[3]	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.00%, 0.01%, 0.01%, and 0.01%.
3 Includes 14%, 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

Wellesley Income Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of

Wellesley Income Fund

a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended March 31, 2015, the fund’s average amounts of credit protection sold and credit protection purchased represented 0% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At March 31, 2015, counterparties had deposited in segregated accounts cash with a value of $1,530,000 in connection with TBA transactions.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

Wellesley Income Fund

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

Wellesley Income Fund

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before a decrease of $87,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $3,774,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,183,325	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,264,686	19,413
Corporate Bonds	—	17,056,952	—
Sovereign Bonds	—	646,060	—
Taxable Municipal Bonds	—	1,260,566	—
Common Stocks	14,134,644	1,096,243	—
Temporary Cash Investments	142,813	264,562	—
Futures Contracts—Assets[1]	260	—	—
Futures Contracts—Liabilities[1]	(4,693)	—	—
Swap Contracts—Liabilities	—	(135)	—
Total	14,273,024	26,772,259	19,413
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	260	—	260
Liabilities	(4,693)	(135)	(4,828)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2015, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(32,668)	—	(32,668)
Swap Contracts	—	(35)	(35)
Realized Net Gain (Loss) on Derivatives	(32,668)	(35)	(32,703)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(22,939)	—	(22,939)
Swap Contracts	—	(56)	(56)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(22,939)	(56)	(22,995)

Wellesley Income Fund

At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	June 2015	1,847	404,782	921
10-Year U.S. Treasury Note	June 2015	(1,218)	(157,008)	431
Ultra-Long U.S. Treasury Bond	June 2015	(350)	(59,456)	204
5-Year U.S. Treasury Note	June 2015	(20,744)	(2,493,656)	(23,664)
				(22,108)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2015, the fund had the following open swap contracts:
Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased
GIS 1	3/20/18	DBAG	25,000	535	(1.000)	(135)
1 DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2015, the fund realized net foreign currency losses of $1,112,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $35,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

Wellesley Income Fund

At March 31, 2015, the cost of investment securities for tax purposes was $35,332,598,000. Net unrealized appreciation of investment securities for tax purposes was $5,736,666,000, consisting of unrealized gains of $5,865,440,000 on securities that had risen in value since their purchase and $128,774,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2015, the fund purchased $4,708,718,000 of investment securities and sold $2,756,284,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,770,843,000 and $9,615,419,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,831,562	71,005	2,663,270	104,787
Issued in Lieu of Cash Distributions	372,949	14,689	615,618	24,662
Redeemed	(1,316,446)	(51,049)	(3,280,835)	(128,960)
Net Increase (Decrease)—Investor Shares	888,065	34,645	(1,947)	489
Admiral Shares
Issued	2,794,990	44,743	5,446,858	88,281
Issued in Lieu of Cash Distributions	823,546	13,389	1,274,418	21,061
Redeemed	(1,880,285)	(30,095)	(3,074,638)	(50,049)
Net Increase (Decrease)—Admiral Shares	1,738,251	28,037	3,646,638	59,293

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,036.28	$1.22
Admiral Shares	1,000.00	1,036.32	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.73	$1.21
Admiral Shares	1,000.00	1,024.08	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees	Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
Emerson U. Fullwood	School for Communication, with secondary faculty
Born 1948. Trustee Since January 2008. Principal	appointments in the Department of Philosophy, School
Occupation(s) During the Past Five Years and	of Arts and Sciences, and at the Graduate School of
Other Experience: Executive Chief Staff and	Education, University of Pennsylvania; Trustee of the
Marketing Officer for North America and Corporate	National Constitution Center; Chair of the Presidential
Vice President (retired 2008) of Xerox Corporation	Commission for the Study of Bioethical Issues.
(document management products and services);
Executive in Residence and 2009–2010 Distinguished	JoAnn Heffernan Heisen
Minett Professor at the Rochester Institute of	Born 1950. Trustee Since July 1998. Principal
Technology; Director of SPX Corporation (multi-industry	Occupation(s) During the Past Five Years and Other
manufacturing), the United Way of Rochester,	Experience: Corporate Vice President and Chief
Amerigroup Corporation (managed health care), the	Global Diversity Officer (retired 2008) and Member
University of Rochester Medical Center, Monroe	of the Executive Committee (1997–2008) of Johnson
Community College Foundation, and North Carolina	& Johnson (pharmaceuticals/medical devices/
A&T University.	consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).

Research; Member of the Advisory Council for the	Thomas J. Higgins
College of Arts and Letters and of the Advisory Board	Born 1957. Chief Financial Officer Since September
to the Kellogg Institute for International Studies, both	2008. Principal Occupation(s) During the Past Five
at the University of Notre Dame.	Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
Mark Loughridge	investment companies served by The Vanguard Group;
Born 1953. Trustee Since March 2012. Principal	Treasurer of each of the investment companies served
Occupation(s) During the Past Five Years and Other	by The Vanguard Group (1998–2008).
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
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You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (12.4%)
U.S. Government Securities (9.6%)
	United States Treasury Note/Bond	1.500%	6/30/16	14,200	14,398
	United States Treasury Note/Bond	0.500%	7/31/16	19,000	19,030
	United States Treasury Note/Bond	0.625%	12/31/16	223,120	223,609
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,260
	United States Treasury Note/Bond	0.500%	2/28/17	11,000	10,991
	United States Treasury Note/Bond	1.000%	9/15/17	603,000	607,052
	United States Treasury Note/Bond	0.750%	10/31/17	120,000	119,963
	United States Treasury Note/Bond	0.625%	4/30/18	90,000	89,156
	United States Treasury Note/Bond	1.375%	7/31/18	104,000	105,187
1	United States Treasury Note/Bond	1.375%	9/30/18	616,100	622,452
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	677,781
	United States Treasury Note/Bond	2.250%	11/15/24	16,960	17,437
	United States Treasury Note/Bond	2.000%	2/15/25	235,000	236,469
	United States Treasury Note/Bond	2.875%	5/15/43	561,560	598,589
	United States Treasury Note/Bond	3.625%	2/15/44	105,000	128,461
	United States Treasury Note/Bond	3.375%	5/15/44	376,000	440,860
	United States Treasury Note/Bond	3.125%	8/15/44	58,465	65,554
					4,022,249
Agency Bonds and Notes (0.3%)
2	AID-Egypt	4.450%	9/15/15	22,500	22,876
	Private Export Funding Corp.	2.250%	12/15/17	51,055	52,317
3	Tennessee Valley Authority	4.375%	6/15/15	35,000	35,307
3	Tennessee Valley Authority	4.625%	9/15/60	19,800	23,470
					133,970
Conventional Mortgage-Backed Securities (2.2%)
4,5	Fannie Mae Pool	2.500%	3/1/27–1/1/29	9,830	10,121
4,5,6	Fannie Mae Pool	3.500%	4/1/45	238,000	249,974
4,5,6	Fannie Mae Pool	4.500%	10/1/29–5/1/45	486,635	534,920
4,5	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	8	8
4,5	Freddie Mac Gold Pool	4.500%	4/1/25–5/1/45	103,030	113,481
4	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	72	82
4	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	6,122	6,972
					915,558
Nonconventional Mortgage-Backed Securities (0.3%)
4,5	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,334
4,5	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,528
4,5	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,352
4,5	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	85,334
					111,548
Total U.S. Government and Agency Obligations (Cost $4,941,633)					5,183,325
Asset-Backed/Commercial Mortgage-Backed Securities (3.1%)
4	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,192
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	96,129
4	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	118,258
7	American Tower Trust I	1.551%	3/15/18	13,530	13,640
7	American Tower Trust I	3.070%	3/15/23	32,900	33,539
4	AmeriCredit Automobile Receivables Trust 2010-3	3.340%	4/8/16	169	169
4,7,8	Apidos CDO	1.757%	4/17/26	39,850	39,736

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7,8	ARES CLO Ltd.	1.777%	4/17/26	39,670	39,719
4,7,8	Atlas Senior Loan Fund Ltd.	1.796%	10/15/26	12,360	12,344
4,7,8	Atlas Senior Loan Fund V Ltd.	1.804%	7/16/26	9,890	9,882
4,7	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	8,000	8,111
4,7,8	Babson CLO Ltd.	1.747%	7/20/25	4,555	4,555
4	Banc of America Commercial Mortgage Trust 2006-2	5.727%	5/10/45	12,360	12,729
4	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	15,090	15,694
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	8,176	8,545
4,7,8	CECLO 2013-20A 144A	1.736%	1/25/26	40,000	39,860
4,7,8	Cent CLO	1.746%	7/27/26	13,260	13,242
4,7,8	Cent CLO 22 Ltd.	1.713%	11/7/26	30,200	30,073
4,7,8	CIFC Funding Ltd.	1.753%	4/18/25	38,255	38,270
4	COMM 2006-C7 Mortgage Trust	5.751%	6/10/46	9,206	9,539
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,778
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	9,752	10,180
4,7,8	Dryden Senior Loan Fund	1.607%	4/18/26	37,710	37,485
4,7	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	7,459	7,470
4,7	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,263
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,393
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	38,084
4,7,8	ING Investment Management Co.	1.757%	4/18/26	37,635	37,510
4	LB-UBS Commercial Mortgage Trust 2006-C4	5.822%	6/15/38	9,142	9,505
4,8	LB-UBS Commercial Mortgage Trust 2008-C1	6.147%	4/15/41	23,935	26,326
4,7,8	Limerock CLO	1.757%	4/18/26	43,000	42,877
4,7,8	Madison Park Funding XII Ltd.	1.707%	1/19/25	24,975	24,934
4,7,8	Madison Park Funding XIII Ltd.	1.757%	7/20/26	29,375	29,387
4	Merrill Lynch Mortgage Trust 2006-C1	5.659%	5/12/39	10,965	11,312
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	26,043
4,7,8	OZLM VI Ltd.	1.807%	4/17/26	30,910	30,987
4	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,753
4	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,665	9,721
7	SBA Tower Trust	2.898%	10/15/19	37,250	37,839
4,7,8	Seneca Park CLO Ltd.	1.737%	7/17/26	21,705	21,695
4,7,8	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/35	22,000	22,961
4,7,8	Shackleton CLO Ltd.	1.737%	7/17/26	20,985	20,975
4,7	Springleaf Funding Trust	2.410%	12/15/22	37,000	37,015
4,7	Springleaf Funding Trust	3.160%	11/15/24	43,060	43,462
4,7	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,413
4,7	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,367
4,7,8	SYMP 14-14AA2 144A	1.733%	7/14/26	36,945	36,801
4,7,8	Thacher Park CLO 2014-1	1.723%	10/20/26	16,115	16,099
4	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,227
4,7,8	Voya CLO 2014-2 Ltd.	1.707%	7/17/26	5,905	5,871
4,7	Westlake Automobile Receivables Trust	0.970%	10/16/17	26,140	26,140
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,279,150)					1,284,099
Corporate Bonds (40.9%)
Finance (16.0%)
	Banking (12.3%)
	American Express Co.	5.500%	9/12/16	25,000	26,589
	American Express Co.	6.150%	8/28/17	35,000	38,859
	American Express Credit Corp.	2.750%	9/15/15	56,365	56,894
	American Express Credit Corp.	2.800%	9/19/16	13,635	14,018
	American Express Credit Corp.	2.375%	3/24/17	35,650	36,609
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,288
	Bank of America Corp.	3.625%	3/17/16	10,000	10,236
	Bank of America Corp.	3.750%	7/12/16	28,940	29,849
	Bank of America Corp.	5.625%	10/14/16	22,500	23,916
	Bank of America Corp.	6.875%	4/25/18	32,000	36,595

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.650%	5/1/18	60,090	66,565
Bank of America Corp.	5.625%	7/1/20	28,825	33,110
Bank of America Corp.	5.875%	1/5/21	10,285	11,993
Bank of America Corp.	5.000%	5/13/21	35,910	40,524
Bank of America Corp.	3.300%	1/11/23	18,875	19,029
Bank of America Corp.	4.100%	7/24/23	47,670	50,666
Bank of America Corp.	4.125%	1/22/24	7,500	7,986
Bank of America Corp.	4.000%	1/22/25	26,225	26,521
Bank of America Corp.	6.110%	1/29/37	30,000	36,536
Bank of America Corp.	5.875%	2/7/42	8,770	11,042
Bank of America Corp.	5.000%	1/21/44	24,180	27,670
Bank of America Corp.	4.875%	4/1/44	7,820	8,846
Bank of Montreal	2.500%	1/11/17	71,580	73,687
Bank of Montreal	2.375%	1/25/19	29,000	29,723
Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	14,821
Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	56,013
Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	50,073
Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	23,040
Bank of Nova Scotia	2.550%	1/12/17	31,000	31,847
Bank of Nova Scotia	2.800%	7/21/21	58,100	59,442
7 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,347
Bank One Corp.	7.750%	7/15/25	25,000	32,734
7 Barclays Bank plc	6.050%	12/4/17	27,600	30,200
Barclays Bank plc	2.500%	2/20/19	25,800	26,312
Barclays Bank plc	6.750%	5/22/19	18,605	22,012
Barclays Bank plc	5.125%	1/8/20	12,065	13,699
Barclays Bank plc	5.140%	10/14/20	7,935	8,795
Barclays Bank plc	3.750%	5/15/24	19,300	20,288
BB&T Corp.	1.600%	8/15/17	19,775	19,893
BB&T Corp.	5.250%	11/1/19	19,000	21,443
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,111
BNP Paribas SA	2.400%	12/12/18	11,000	11,222
BNP Paribas SA	3.250%	3/3/23	6,750	6,901
BPCE SA	2.500%	12/10/18	15,570	15,994
BPCE SA	2.500%	7/15/19	42,100	42,966
BPCE SA	4.000%	4/15/24	32,755	34,795
7 BPCE SA	5.150%	7/21/24	30,510	32,646
Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	41,518
Capital One Financial Corp.	3.150%	7/15/16	6,787	6,958
Capital One Financial Corp.	4.750%	7/15/21	36,165	40,369
Capital One Financial Corp.	3.750%	4/24/24	60,945	63,268
Capital One Financial Corp.	3.200%	2/5/25	12,500	12,385
Citigroup Inc.	4.587%	12/15/15	767	786
Citigroup Inc.	4.450%	1/10/17	7,075	7,456
Citigroup Inc.	6.125%	11/21/17	18,000	19,996
Citigroup Inc.	1.750%	5/1/18	13,000	12,961
Citigroup Inc.	6.125%	5/15/18	8,500	9,562
Citigroup Inc.	2.500%	9/26/18	31,000	31,599
Citigroup Inc.	2.550%	4/8/19	30,000	30,584
Citigroup Inc.	8.500%	5/22/19	28,000	34,858
Citigroup Inc.	2.500%	7/29/19	29,565	29,987
Citigroup Inc.	2.400%	2/18/20	50,000	50,064
Citigroup Inc.	5.375%	8/9/20	17,663	20,147
Citigroup Inc.	4.500%	1/14/22	30,140	33,162
Citigroup Inc.	6.625%	6/15/32	9,000	11,226
Citigroup Inc.	6.000%	10/31/33	15,000	17,733
Citigroup Inc.	8.125%	7/15/39	3,380	5,325
Citigroup Inc.	5.875%	1/30/42	7,460	9,519
Citigroup Inc.	4.950%	11/7/43	7,000	8,038
Citigroup Inc.	5.300%	5/6/44	15,745	17,646
Comerica Inc.	3.000%	9/16/15	3,065	3,095
Compass Bank	2.750%	9/29/19	12,250	12,415
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	44,660	45,381
7 Credit Agricole SA	3.500%	4/13/15	10,800	10,806

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Credit Agricole SA	2.500%	4/15/19	45,420	46,498
Credit Suisse	2.300%	5/28/19	18,975	19,116
Credit Suisse	5.300%	8/13/19	9,000	10,167
Credit Suisse	4.375%	8/5/20	5,350	5,935
Credit Suisse	3.000%	10/29/21	48,360	49,193
Credit Suisse	3.625%	9/9/24	38,895	40,070
Credit Suisse AG	1.750%	1/29/18	25,940	25,995
7 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	21,430	21,607
Deutsche Bank AG	2.500%	2/13/19	44,000	44,607
Deutsche Bank AG	3.700%	5/30/24	16,075	16,438
Fifth Third Bank	2.875%	10/1/21	8,780	8,886
Goldman Sachs Group Inc.	3.625%	2/7/16	5,975	6,100
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	26,908
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,775
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	24,783
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	27,580
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	11,989
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,613
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	79,598
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	78,230
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,950
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,922
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	25,513
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	31,364
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	46,692
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	22,119
7 HSBC Bank plc	3.500%	6/28/15	30,000	30,211
7 HSBC Bank plc	4.750%	1/19/21	42,960	48,370
HSBC Bank USA NA	5.875%	11/1/34	21,000	26,284
HSBC Holdings plc	4.000%	3/30/22	10,870	11,685
HSBC Holdings plc	7.625%	5/17/32	15,800	21,442
HSBC Holdings plc	6.500%	5/2/36	22,000	28,162
HSBC Holdings plc	6.100%	1/14/42	43,680	57,712
HSBC Holdings plc	5.250%	3/14/44	5,795	6,618
HSBC USA Inc.	1.625%	1/16/18	35,910	35,923
HSBC USA Inc.	2.350%	3/5/20	58,195	58,541
HSBC USA Inc.	3.500%	6/23/24	26,200	27,268
Huntington National Bank	1.700%	2/26/18	15,000	14,978
Huntington National Bank	2.200%	4/1/19	17,850	17,896
Huntington National Bank	2.400%	4/1/20	36,530	36,749
7 ING Bank NV	3.750%	3/7/17	35,000	36,569
7 ING Bank NV	1.800%	3/16/18	51,425	51,672
JPMorgan Chase & Co.	2.000%	8/15/17	51,000	51,730
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	79,380
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,562
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	36,551
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	20,122
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,887
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	36,587
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,829
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	25,188
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	86,305
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	19,443
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	16,072
7 Macquarie Bank Ltd.	2.400%	1/21/20	12,400	12,498
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,565
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,914
Morgan Stanley	4.000%	7/24/15	32,000	32,306
Morgan Stanley	3.800%	4/29/16	9,470	9,749
Morgan Stanley	5.450%	1/9/17	15,000	16,054
Morgan Stanley	6.625%	4/1/18	25,000	28,428
Morgan Stanley	2.125%	4/25/18	104,400	105,491
Morgan Stanley	2.500%	1/24/19	43,200	43,999
Morgan Stanley	7.300%	5/13/19	53,955	64,547

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.500%	7/24/20	15,000	17,163
Morgan Stanley	5.750%	1/25/21	13,900	16,153
Morgan Stanley	3.875%	4/29/24	22,050	23,124
Morgan Stanley	7.250%	4/1/32	51,100	70,676
Morgan Stanley	4.300%	1/27/45	24,705	25,605
National City Bank	5.800%	6/7/17	50,000	54,649
7 Nationwide Building Society	2.350%	1/21/20	22,720	22,725
Northern Trust Corp.	3.450%	11/4/20	10,285	11,028
PNC Bank NA	5.250%	1/15/17	16,000	17,149
PNC Bank NA	3.300%	10/30/24	14,645	15,231
PNC Bank NA	2.950%	2/23/25	34,775	34,715
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	41,991
PNC Funding Corp.	4.250%	9/21/15	5,765	5,856
Santander Bank NA	2.000%	1/12/18	21,075	21,142
7 Standard Chartered plc	3.850%	4/27/15	8,525	8,540
State Street Corp.	5.375%	4/30/17	55,500	60,238
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	58,939
Synchrony Financial	3.000%	8/15/19	8,570	8,756
Synchrony Financial	2.700%	2/3/20	12,580	12,607
UBS AG	4.875%	8/4/20	45,000	50,967
US Bancorp	1.650%	5/15/17	25,000	25,332
US Bancorp	3.700%	1/30/24	39,005	41,792
Wachovia Corp.	5.750%	2/1/18	9,500	10,621
Wachovia Corp.	6.605%	10/1/25	15,000	18,421
Wells Fargo & Co.	3.676%	6/15/16	17,000	17,589
Wells Fargo & Co.	2.625%	12/15/16	20,000	20,564
Wells Fargo & Co.	5.625%	12/11/17	47,000	52,217
Wells Fargo & Co.	2.150%	1/30/20	46,920	47,044
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,558
Wells Fargo & Co.	4.600%	4/1/21	40,000	44,900
Wells Fargo & Co.	3.500%	3/8/22	54,840	58,019
Wells Fargo & Co.	3.450%	2/13/23	49,865	50,932
Wells Fargo & Co.	4.480%	1/16/24	34,444	37,408
Wells Fargo & Co.	3.000%	2/19/25	28,660	28,684
Wells Fargo & Co.	5.606%	1/15/44	28,551	34,524
Wells Fargo & Co.	4.650%	11/4/44	20,735	22,025
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,608

Finance Companies (1.1%)
General Electric Capital Corp.	5.300%	2/11/21	6,305	7,270
General Electric Capital Corp.	4.650%	10/17/21	65,000	73,533
General Electric Capital Corp.	3.150%	9/7/22	58,351	60,383
General Electric Capital Corp.	3.100%	1/9/23	21,285	21,846
General Electric Capital Corp.	3.450%	5/15/24	17,500	18,437
General Electric Capital Corp.	6.750%	3/15/32	34,795	48,173
General Electric Capital Corp.	6.150%	8/7/37	46,120	61,167
General Electric Capital Corp.	5.875%	1/14/38	96,305	124,493
General Electric Capital Corp.	6.875%	1/10/39	33,000	47,528
Insurance (2.2%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,275
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,297
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,320
ACE INA Holdings Inc.	3.350%	5/15/24	20,340	21,217
Aetna Inc.	1.750%	5/15/17	2,966	3,007
Anthem Inc.	2.300%	7/15/18	12,045	12,229
Anthem Inc.	3.700%	8/15/21	25,635	27,120
Anthem Inc.	3.125%	5/15/22	30,450	30,906
Anthem Inc.	3.300%	1/15/23	20,000	20,315
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	35,976
Cigna Corp.	2.750%	11/15/16	13,365	13,730
Cigna Corp.	3.250%	4/15/25	43,165	44,054
CNA Financial Corp.	3.950%	5/15/24	4,335	4,496

5

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,721
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,734
7 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,608
7 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	28,064
Loews Corp.	2.625%	5/15/23	14,100	13,761
7 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,934
7 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,413
MetLife Inc.	1.903%	12/15/17	7,340	7,433
MetLife Inc.	3.600%	4/10/24	28,000	29,590
MetLife Inc.	4.125%	8/13/42	5,300	5,490
MetLife Inc.	4.875%	11/13/43	21,555	24,833
7 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,696
7 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,517
7 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	33,301
7 New York Life Global Funding	1.650%	5/15/17	53,000	53,749
7 New York Life Insurance Co.	5.875%	5/15/33	44,785	56,398
Prudential Financial Inc.	4.750%	6/13/15	21,000	21,156
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,633
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,715
7 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,240
7 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	11,990	13,555
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,813
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,936
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	24,920
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,396
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,385
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,279
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	28,482
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	41,353
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	33,558
Real Estate Investment Trusts (0.4%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	18,312
Duke Realty LP	6.500%	1/15/18	5,170	5,819
HCP Inc.	6.000%	1/30/17	20,000	21,593
Liberty Property LP	6.625%	10/1/17	10,096	11,250
Realty Income Corp.	5.950%	9/15/16	9,940	10,606
Realty Income Corp.	5.750%	1/15/21	8,675	10,013
Simon Property Group LP	6.125%	5/30/18	6,625	7,547
Simon Property Group LP	4.375%	3/1/21	22,000	24,333
Simon Property Group LP	4.125%	12/1/21	12,946	14,224
7 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,745
7 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,967
				6,687,460
Industrial (22.3%)
Basic Industry (0.7%)
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,590	41,299
CF Industries Inc.	5.375%	3/15/44	28,635	32,030
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	23,478
LyondellBasell Industries NV	4.625%	2/26/55	28,625	28,326
Monsanto Co.	4.700%	7/15/64	7,025	7,633
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	17,876
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	9,450	9,948
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,542
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	38,135
Rio Tinto Finance USA plc	2.250%	12/14/18	23,950	24,309
Rio Tinto Finance USA plc	3.500%	3/22/22	44,000	45,428
Capital Goods (1.6%)
3M Co.	6.375%	2/15/28	20,825	28,011
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,541
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	39,401
Caterpillar Inc.	3.900%	5/27/21	32,880	36,183
Caterpillar Inc.	2.600%	6/26/22	9,575	9,676
Caterpillar Inc.	3.400%	5/15/24	24,685	25,888

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Inc.	5.200%	5/27/41	19,770	23,821
Caterpillar Inc.	3.803%	8/15/42	20,469	20,768
Caterpillar Inc.	4.300%	5/15/44	10,500	11,362
Deere & Co.	4.375%	10/16/19	13,090	14,540
Dover Corp.	4.875%	10/15/15	10,000	10,231
Eaton Corp.	5.300%	3/15/17	20,000	21,483
Eaton Corp.	6.500%	6/1/25	10,000	12,535
General Dynamics Corp.	3.875%	7/15/21	9,950	10,876
General Electric Co.	2.700%	10/9/22	14,000	14,248
General Electric Co.	4.125%	10/9/42	7,940	8,410
Honeywell International Inc.	4.250%	3/1/21	29,484	33,186
Illinois Tool Works Inc.	3.500%	3/1/24	53,930	57,323
John Deere Capital Corp.	2.000%	1/13/17	53,000	54,133
John Deere Capital Corp.	3.350%	6/12/24	17,000	17,921
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,830
Lockheed Martin Corp.	2.900%	3/1/25	31,690	32,044
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	15,940
Raytheon Co.	3.125%	10/15/20	10,000	10,497
7 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	49,114
United Technologies Corp.	1.800%	6/1/17	13,070	13,310
United Technologies Corp.	4.500%	4/15/20	24,170	27,150
United Technologies Corp.	3.100%	6/1/22	10,095	10,509
United Technologies Corp.	4.500%	6/1/42	38,885	43,066
Communication (4.5%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,150
21st Century Fox America Inc.	4.000%	10/1/23	5,445	5,846
21st Century Fox America Inc.	6.200%	12/15/34	11,000	14,052
21st Century Fox America Inc.	6.150%	3/1/37	12,668	16,360
21st Century Fox America Inc.	6.650%	11/15/37	5,320	7,194
21st Century Fox America Inc.	6.150%	2/15/41	7,985	10,340
America Movil SAB de CV	3.125%	7/16/22	66,820	67,886
America Movil SAB de CV	6.125%	3/30/40	10,000	12,389
America Movil SAB de CV	4.375%	7/16/42	17,680	17,554
American Tower Corp.	3.450%	9/15/21	23,985	24,469
AT&T Inc.	2.500%	8/15/15	14,000	14,089
AT&T Inc.	2.950%	5/15/16	40,093	40,977
AT&T Inc.	1.400%	12/1/17	20,000	19,899
AT&T Inc.	2.300%	3/11/19	43,350	43,716
AT&T Inc.	3.875%	8/15/21	20,000	21,154
AT&T Inc.	6.500%	9/1/37	35,000	42,632
CBS Corp.	4.300%	2/15/21	22,710	24,545
Comcast Corp.	3.600%	3/1/24	31,280	33,519
Comcast Corp.	4.250%	1/15/33	15,060	16,218
Comcast Corp.	4.200%	8/15/34	18,620	20,120
Comcast Corp.	6.450%	3/15/37	20,000	27,050
Comcast Corp.	6.950%	8/15/37	45,000	63,927
Comcast Corp.	4.500%	1/15/43	20,000	21,961
Comcast Corp.	4.750%	3/1/44	13,005	14,942
7 COX Communications Inc.	5.875%	12/1/16	40,000	42,958
7 Cox Communications Inc.	4.800%	2/1/35	43,525	45,821
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,503
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	45,675
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	16,655	16,659
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,125	11,421
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,900	5,336
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	11,123
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	20,875	21,636
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	7,790	8,025
Discovery Communications LLC	5.625%	8/15/19	7,635	8,707
Discovery Communications LLC	5.050%	6/1/20	13,365	14,883
Discovery Communications LLC	3.250%	4/1/23	4,465	4,446
Grupo Televisa SAB	6.625%	1/15/40	13,805	17,131
Grupo Televisa SAB	5.000%	5/13/45	5,925	6,122

7

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	31,216
7	NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,539
7	NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	84,554
	NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,947
	Orange SA	9.000%	3/1/31	40,000	61,311
7	SBA Tower Trust	2.933%	12/15/17	28,850	29,314
7	Sky plc	2.625%	9/16/19	30,550	30,964
7	Sky plc	3.750%	9/16/24	35,911	37,045
	Time Warner Cable Inc.	5.850%	5/1/17	70,000	76,173
	Time Warner Cable Inc.	8.750%	2/14/19	915	1,130
	Time Warner Cable Inc.	8.250%	4/1/19	7,673	9,384
	Time Warner Cable Inc.	6.550%	5/1/37	8,670	10,834
	Time Warner Cable Inc.	7.300%	7/1/38	5,685	7,625
	Time Warner Cable Inc.	6.750%	6/15/39	2,200	2,830
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	4,323
	Time Warner Inc.	5.875%	11/15/16	39,000	42,003
	Time Warner Inc.	4.750%	3/29/21	13,000	14,505
	Time Warner Inc.	6.250%	3/29/41	8,000	10,311
	Verizon Communications Inc.	3.450%	3/15/21	15,585	16,279
	Verizon Communications Inc.	3.500%	11/1/21	78,905	82,463
	Verizon Communications Inc.	6.400%	9/15/33	62,160	77,775
	Verizon Communications Inc.	6.400%	2/15/38	23,000	28,675
	Verizon Communications Inc.	4.750%	11/1/41	28,730	29,667
	Verizon Communications Inc.	6.550%	9/15/43	71,200	92,051
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,410
	Verizon Virginia LLC	7.875%	1/15/22	16,000	20,013
	Viacom Inc.	6.250%	4/30/16	20,000	21,154
	Viacom Inc.	5.625%	9/15/19	10,000	11,295
	Vodafone Group plc	1.250%	9/26/17	37,000	36,772
	Vodafone Group plc	5.450%	6/10/19	26,000	29,516
	Walt Disney Co.	4.125%	6/1/44	18,320	20,233
	Consumer Cyclical (3.0%)
7	Alibaba Group Holding Ltd.	2.500%	11/28/19	12,515	12,490
	Amazon.com Inc.	2.500%	11/29/22	31,600	30,972
	Amazon.com Inc.	4.800%	12/5/34	15,995	17,502
	Amazon.com Inc.	4.950%	12/5/44	20,180	22,124
7	American Honda Finance Corp.	2.500%	9/21/15	25,000	25,237
7	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,832
7	American Honda Finance Corp.	1.600%	2/16/18	14,340	14,460
	American Honda Finance Corp.	2.125%	10/10/18	29,535	30,040
	AutoZone Inc.	4.000%	11/15/20	25,000	26,876
	AutoZone Inc.	3.700%	4/15/22	12,752	13,314
	AutoZone Inc.	3.125%	7/15/23	22,000	21,960
	CVS Health Corp.	5.750%	6/1/17	7,534	8,275
	CVS Health Corp.	2.750%	12/1/22	20,000	20,096
4,7	CVS Pass-Through Trust	5.926%	1/10/34	15,228	18,267
7	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,637
7	Daimler Finance North America LLC	2.625%	9/15/16	44,000	44,956
7	Daimler Finance North America LLC	2.250%	7/31/19	55,275	55,859
	eBay Inc.	1.350%	7/15/17	10,960	10,954
	Ford Motor Credit Co. LLC	2.375%	3/12/19	55,300	55,930
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,485
	Home Depot Inc.	4.400%	4/1/21	12,300	13,843
	Home Depot Inc.	2.700%	4/1/23	24,715	25,107
	Home Depot Inc.	3.750%	2/15/24	4,000	4,355
	Home Depot Inc.	4.400%	3/15/45	20,965	23,455
7	Hyundai Capital America	1.625%	10/2/15	13,520	13,566
	Johnson Controls Inc.	5.000%	3/30/20	29,000	32,327
	Johnson Controls Inc.	3.750%	12/1/21	25,000	26,346
	Lowe's Cos. Inc.	5.000%	10/15/15	20,000	20,475
	Lowe's Cos. Inc.	2.125%	4/15/16	16,665	16,899
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	7,027
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	13,310

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	McDonald's Corp.	3.500%	7/15/20	21,760	23,460
	McDonald's Corp.	2.625%	1/15/22	10,175	10,336
	McDonald's Corp.	3.250%	6/10/24	6,600	6,860
7	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	43,062
7	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,773
7	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,686
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	35,112
	Target Corp.	5.375%	5/1/17	5,000	5,456
	Target Corp.	6.000%	1/15/18	16,500	18,640
	Target Corp.	2.900%	1/15/22	24,000	24,715
	Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	30,283
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,555
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,327
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,258
7	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	14,145
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	81,656
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,737
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,794
	Wal-Mart Stores Inc.	2.550%	4/11/23	70,275	70,681
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	68,639
	Consumer Noncyclical (7.8%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,589
	AbbVie Inc.	2.000%	11/6/18	34,395	34,552
	Actavis Funding SCS	3.000%	3/12/20	25,645	26,170
	Actavis Funding SCS	3.450%	3/15/22	34,660	35,346
	Actavis Funding SCS	3.800%	3/15/25	16,140	16,629
	Actavis Funding SCS	4.850%	6/15/44	28,150	30,028
	Altria Group Inc.	4.750%	5/5/21	40,806	45,504
	Altria Group Inc.	2.850%	8/9/22	1,835	1,824
	Altria Group Inc.	4.500%	5/2/43	44,000	45,591
	Amgen Inc.	2.300%	6/15/16	11,460	11,634
	Amgen Inc.	3.625%	5/22/24	38,185	40,046
	Amgen Inc.	5.150%	11/15/41	27,515	31,450
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	8,025
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,071
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	75,000	86,415
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	7,790
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	49,836	49,180
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	6,415
	AstraZeneca plc	5.900%	9/15/17	50,000	55,661
	AstraZeneca plc	1.950%	9/18/19	12,435	12,513
4,7,8	Avery 2014 A 144A	1.776%	4/25/26	36,540	36,585
7	BAT International Finance plc	3.250%	6/7/22	50,880	52,190
	Baxter International Inc.	2.400%	8/15/22	34,155	32,942
7	Bayer US Finance LLC	2.375%	10/8/19	6,140	6,244
7	Bayer US Finance LLC	3.000%	10/8/21	38,730	39,959
7	Bayer US Finance LLC	3.375%	10/8/24	9,425	9,787
	Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,366
	Bestfoods	6.625%	4/15/28	25,000	33,458
	Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	17,468
	Cardinal Health Inc.	1.700%	3/15/18	2,401	2,412
	Cardinal Health Inc.	2.400%	11/15/19	22,090	22,365
	Cardinal Health Inc.	3.200%	3/15/23	11,650	11,938
	Cardinal Health Inc.	3.500%	11/15/24	20,020	20,647
	Cardinal Health Inc.	4.500%	11/15/44	23,250	24,599
7	Cargill Inc.	6.000%	11/27/17	7,000	7,812
7	Cargill Inc.	6.125%	9/15/36	22,000	29,078
7	Cargill Inc.	6.625%	9/15/37	42,830	60,603
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,942
4	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	12,455	12,480
	Celgene Corp.	2.250%	5/15/19	5,145	5,196
	Celgene Corp.	3.625%	5/15/24	11,980	12,427
	Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,036

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,183
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,901
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,409
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,928
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	29,895
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,442
ConAgra Foods Inc.	1.900%	1/25/18	7,225	7,231
Diageo Capital plc	5.500%	9/30/16	11,066	11,839
Diageo Capital plc	2.625%	4/29/23	42,580	42,136
Diageo Investment Corp.	2.875%	5/11/22	17,245	17,517
Dignity Health	2.637%	11/1/19	4,480	4,562
Dignity Health	3.812%	11/1/24	9,060	9,544
Eli Lilly & Co.	2.750%	6/1/25	8,855	8,886
Eli Lilly & Co.	5.500%	3/15/27	20,000	24,760
Eli Lilly & Co.	4.650%	6/15/44	23,540	27,291
Eli Lilly & Co.	3.700%	3/1/45	13,140	13,123
7 EMD Finance LLC	2.950%	3/19/22	19,640	19,814
7 EMD Finance LLC	3.250%	3/19/25	39,545	39,948
Express Scripts Holding Co.	2.650%	2/15/17	58,371	59,851
Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,117
Express Scripts Holding Co.	4.750%	11/15/21	10,000	11,255
Express Scripts Holding Co.	3.500%	6/15/24	20,175	20,767
7 Forest Laboratories Inc.	4.875%	2/15/21	7,125	7,820
General Mills Inc.	5.650%	2/15/19	6,850	7,789
8 General Mills Inc.	6.390%	2/5/23	50,000	57,753
Gilead Sciences Inc.	3.700%	4/1/24	21,420	22,837
Gilead Sciences Inc.	3.500%	2/1/25	39,680	41,802
Gilead Sciences Inc.	4.500%	2/1/45	23,070	25,376
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	22,604
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	29,335	29,522
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	19,681
GlaxoSmithKline Capital plc	1.500%	5/8/17	20,770	20,992
GlaxoSmithKline Capital plc	2.850%	5/8/22	43,395	44,064
7 Grupo Bimbo SAB de CV	3.875%	6/27/24	15,640	15,937
7 Heineken NV	1.400%	10/1/17	7,495	7,528
7 Heineken NV	2.750%	4/1/23	22,335	22,192
7 Heineken NV	4.000%	10/1/42	1,260	1,248
Johnson & Johnson	6.730%	11/15/23	15,000	19,955
Kaiser Foundation Hospitals	3.500%	4/1/22	11,760	12,083
Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	13,784
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	28,904
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,266
Kroger Co.	2.200%	1/15/17	22,780	23,172
Kroger Co.	3.300%	1/15/21	13,605	14,205
Kroger Co.	3.850%	8/1/23	5,055	5,384
McKesson Corp.	3.250%	3/1/16	4,910	5,011
McKesson Corp.	2.700%	12/15/22	7,010	6,947
McKesson Corp.	2.850%	3/15/23	6,840	6,840
McKesson Corp.	3.796%	3/15/24	14,565	15,293
Medtronic Inc.	1.375%	4/1/18	16,225	16,224
7 Medtronic Inc.	2.500%	3/15/20	25,335	25,874
7 Medtronic Inc.	3.150%	3/15/22	46,380	48,079
Medtronic Inc.	3.625%	3/15/24	7,510	7,973
7 Medtronic Inc.	3.500%	3/15/25	62,791	65,636
7 Medtronic Inc.	4.375%	3/15/35	19,700	21,426
Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	11,505	13,514
Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	6,535	6,619
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	6,505	6,623
Merck & Co. Inc.	1.300%	5/18/18	20,615	20,635
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,685
Merck & Co. Inc.	2.350%	2/10/22	24,825	24,856
Merck & Co. Inc.	2.800%	5/18/23	15,650	15,923
Merck & Co. Inc.	2.750%	2/10/25	38,000	37,901
Merck & Co. Inc.	4.150%	5/18/43	28,405	30,382

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,404
Molson Coors Brewing Co.	2.000%	5/1/17	1,036	1,049
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,376
Molson Coors Brewing Co.	5.000%	5/1/42	13,220	14,039
Mondelez International Inc.	4.125%	2/9/16	15,000	15,408
Mondelez International Inc.	4.000%	2/1/24	15,425	16,699
New York and Presbyterian Hospital	4.024%	8/1/45	22,955	23,102
Novartis Capital Corp.	3.400%	5/6/24	61,500	65,559
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,128
PepsiCo Inc.	3.125%	11/1/20	48,610	51,544
PepsiCo Inc.	4.000%	3/5/42	35,200	36,215
Pfizer Inc.	6.200%	3/15/19	28,600	33,445
Pfizer Inc.	3.000%	6/15/23	35,150	35,971
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,900
Philip Morris International Inc.	4.125%	5/17/21	15,705	17,345
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,152
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,861
Philip Morris International Inc.	3.875%	8/21/42	22,785	22,510
4 Procter & Gamble - Esop	9.360%	1/1/21	14,311	17,668
Procter & Gamble Co.	6.450%	1/15/26	25,000	33,408
Procter & Gamble Co.	5.550%	3/5/37	25,000	33,176
7 Roche Holdings Inc.	6.000%	3/1/19	16,422	19,060
7 Roche Holdings Inc.	2.875%	9/29/21	26,150	27,058
7 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,440
7 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,536
7 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	6,445
7 SABMiller plc	6.500%	7/15/18	30,000	34,328
Sanofi	4.000%	3/29/21	36,275	39,862
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,445
Sysco Corp.	3.000%	10/2/21	33,010	34,023
Sysco Corp.	3.500%	10/2/24	5,700	5,915
7 Tesco plc	5.500%	11/15/17	3,015	3,246
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,031
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,520
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,046
Unilever Capital Corp.	4.250%	2/10/21	78,185	87,611
Wyeth LLC	5.950%	4/1/37	15,000	19,207
Energy (2.5%)
7 BG Energy Capital plc	2.875%	10/15/16	26,655	27,330
7 BG Energy Capital plc	4.000%	10/15/21	4,375	4,551
BP Capital Markets plc	3.200%	3/11/16	10,000	10,230
BP Capital Markets plc	2.248%	11/1/16	34,545	35,236
BP Capital Markets plc	4.750%	3/10/19	18,140	20,086
BP Capital Markets plc	2.315%	2/13/20	3,760	3,790
BP Capital Markets plc	4.500%	10/1/20	28,000	31,049
BP Capital Markets plc	4.742%	3/11/21	10,000	11,129
BP Capital Markets plc	3.062%	3/17/22	35,770	36,314
BP Capital Markets plc	3.245%	5/6/22	10,000	10,264
BP Capital Markets plc	2.500%	11/6/22	8,000	7,767
BP Capital Markets plc	3.994%	9/26/23	13,130	13,868
BP Capital Markets plc	3.814%	2/10/24	24,850	25,861
BP Capital Markets plc	3.506%	3/17/25	41,710	42,504
Chevron Corp.	3.191%	6/24/23	42,875	44,608
ConocoPhillips	7.000%	3/30/29	11,500	14,979
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	16,080
ConocoPhillips Co.	2.875%	11/15/21	11,870	12,153
ConocoPhillips Co.	3.350%	11/15/24	18,220	18,779
ConocoPhillips Co.	4.300%	11/15/44	45,960	48,858
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,710
Encana Corp.	6.500%	5/15/19	24,150	27,771
Encana Corp.	6.500%	8/15/34	15,000	17,442
EOG Resources Inc.	5.625%	6/1/19	16,285	18,720
EOG Resources Inc.	2.625%	3/15/23	13,150	13,136

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halliburton Co.	3.500%	8/1/23	67,975	70,611
NiSource Finance Corp.	6.400%	3/15/18	50,000	56,835
NiSource Finance Corp.	4.800%	2/15/44	8,500	9,583
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	30,026
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,198
Phillips 66	4.875%	11/15/44	16,755	17,957
7 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,489
Shell International Finance BV	4.375%	3/25/20	16,000	17,881
Shell International Finance BV	2.250%	1/6/23	46,000	44,971
Suncor Energy Inc.	3.600%	12/1/24	19,505	19,952
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,470
Texaco Capital Inc.	8.625%	4/1/32	25,000	41,706
Total Capital International SA	1.550%	6/28/17	38,435	38,864
Total Capital International SA	2.700%	1/25/23	32,714	32,645
Total Capital International SA	3.750%	4/10/24	50,000	53,226
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,815
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	20,706
Other Industrial (0.2%)
7 Hutchison Whampoa Finance CI Ltd.	3.625%	10/31/24	23,500	24,083
7 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,726
7 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,298
4 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	26,278
Technology (1.3%)
Apple Inc.	2.850%	5/6/21	34,300	35,632
Apple Inc.	3.450%	5/6/24	31,140	32,958
Apple Inc.	3.850%	5/4/43	15,275	15,519
Apple Inc.	4.450%	5/6/44	4,035	4,489
Cisco Systems Inc.	4.450%	1/15/20	25,000	28,012
Cisco Systems Inc.	2.900%	3/4/21	10,700	11,243
EMC Corp.	1.875%	6/1/18	20,530	20,774
EMC Corp.	2.650%	6/1/20	17,750	18,264
EMC Corp.	3.375%	6/1/23	17,750	18,476
Intel Corp.	3.300%	10/1/21	10,000	10,646
International Business Machines Corp.	2.000%	1/5/16	10,000	10,129
International Business Machines Corp.	1.250%	2/6/17	8,395	8,470
International Business Machines Corp.	5.700%	9/14/17	41,710	46,319
International Business Machines Corp.	3.375%	8/1/23	61,300	63,944
International Business Machines Corp.	3.625%	2/12/24	22,800	24,210
International Business Machines Corp.	7.000%	10/30/25	25,000	33,674
Microsoft Corp.	3.000%	10/1/20	10,000	10,632
Microsoft Corp.	2.375%	2/12/22	19,865	20,021
Microsoft Corp.	3.625%	12/15/23	13,500	14,679
Microsoft Corp.	2.700%	2/12/25	23,890	24,013
Microsoft Corp.	4.500%	10/1/40	18,210	20,480
Oracle Corp.	5.000%	7/8/19	35,000	39,499
Oracle Corp.	6.125%	7/8/39	8,000	10,612
Transportation (0.7%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,454
7 ERAC USA Finance LLC	6.375%	10/15/17	36,290	40,647
7 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,227
7 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,254
7 ERAC USA Finance LLC	3.300%	10/15/22	745	755
7 ERAC USA Finance LLC	5.625%	3/15/42	31,000	36,253
7 ERAC USA Finance LLC	4.500%	2/15/45	3,775	3,825
FedEx Corp.	2.625%	8/1/22	14,760	14,755
FedEx Corp.	2.700%	4/15/23	15,810	15,630
FedEx Corp.	3.200%	2/1/25	12,425	12,581
FedEx Corp.	4.900%	1/15/34	15,540	17,511
FedEx Corp.	3.875%	8/1/42	4,505	4,370
FedEx Corp.	5.100%	1/15/44	26,055	30,250
Ryder System Inc.	2.500%	3/1/18	32,000	32,724
United Parcel Service Inc.	2.450%	10/1/22	17,095	17,188
United Parcel Service Inc.	4.875%	11/15/40	14,810	17,653

12

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
					9,277,642
Utilities (2.6%)
	Electric (2.6%)
	Alabama Power Co.	5.550%	2/1/17	11,765	12,673
	Alabama Power Co.	3.750%	3/1/45	20,255	20,669
	Ameren Illinois Co.	2.700%	9/1/22	58,000	58,818
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	16,113
	Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	26,722
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	35,000	47,389
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	67,544
	Delmarva Power & Light Co.	3.500%	11/15/23	9,550	10,126
	Dominion Resources Inc.	3.625%	12/1/24	23,850	24,866
	Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	23,291
	Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	12,204
	Duke Energy Corp.	2.150%	11/15/16	35,000	35,768
	Duke Energy Corp.	1.625%	8/15/17	34,840	35,211
	Duke Energy Progress Inc.	2.800%	5/15/22	20,140	20,544
	Duke Energy Progress Inc.	6.300%	4/1/38	1,625	2,311
	Eversource Energy	3.150%	1/15/25	6,775	6,843
	Florida Power & Light Co.	6.200%	6/1/36	22,452	31,260
	Florida Power & Light Co.	5.250%	2/1/41	23,745	30,121
	Florida Power & Light Co.	4.125%	2/1/42	20,000	21,878
	Georgia Power Co.	5.700%	6/1/17	50,000	54,839
	Georgia Power Co.	4.300%	3/15/42	25,835	27,968
	Mississippi Power Co.	4.250%	3/15/42	20,000	20,896
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,161
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	32,401
	NSTAR LLC	4.500%	11/15/19	1,880	2,084
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,982
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	12,794
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,154
	Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	44,401
	Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	35,536
	PacifiCorp	2.950%	6/1/23	14,835	15,236
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	11,273
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,787
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,758
	Progress Energy Inc.	3.150%	4/1/22	20,800	21,446
	PSEG Power LLC	5.125%	4/15/20	15,000	16,747
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,687
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	22,446
	South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	32,536
	Southern California Edison Co.	5.500%	8/15/18	31,730	35,824
	Southern California Edison Co.	3.875%	6/1/21	24,860	27,311
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,269
	Southern California Edison Co.	3.600%	2/1/45	8,160	8,193
	Tampa Electric Co.	2.600%	9/15/22	20,205	19,935
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	55,614
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	18,221
					1,091,850
Total Corporate Bonds (Cost $15,837,522)					17,056,952
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
7	Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	10,664
7	CDP Financial Inc.	4.400%	11/25/19	22,000	24,517
7	Electricite de France SA	4.600%	1/27/20	31,972	35,570
7	Electricite de France SA	4.875%	1/22/44	18,000	20,713
4,7	Electricite de France SA	5.250%	1/29/49	19,510	20,339
4,7	Electricite de France SA	5.625%	12/29/49	33,850	35,897
	Korea Development Bank	2.875%	8/22/18	32,285	33,358
	Korea Development Bank	2.500%	3/11/20	62,550	63,363
7	Petroleos Mexicanos	3.500%	7/23/20	27,915	28,659
	Province of New Brunswick	5.200%	2/21/17	30,000	32,408

13

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Ontario	4.400%	4/14/20	48,000	54,275
7 State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	42,219
Statoil ASA	3.125%	8/17/17	33,000	34,522
Statoil ASA	5.250%	4/15/19	8,895	10,105
Statoil ASA	2.250%	11/8/19	16,095	16,366
Statoil ASA	2.900%	11/8/20	22,450	23,426
Statoil ASA	2.750%	11/10/21	23,500	24,039
Statoil ASA	2.450%	1/17/23	10,840	10,628
Statoil ASA	2.650%	1/15/24	10,105	9,926
Statoil ASA	3.700%	3/1/24	20,035	21,316
Statoil ASA	3.250%	11/10/24	22,425	23,021
7 Temasek Financial I Ltd.	2.375%	1/23/23	39,070	38,780
United Mexican States	3.500%	1/21/21	11,250	11,716
United Mexican States	3.600%	1/30/25	19,710	20,233
Total Sovereign Bonds (Cost $612,575)				646,060
Taxable Municipal Bonds (3.0%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	33,860	48,756
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	11,100	16,637
California GO	5.700%	11/1/21	15,655	18,513
California GO	7.550%	4/1/39	45,525	71,077
California GO	7.300%	10/1/39	4,460	6,648
California GO	7.625%	3/1/40	2,345	3,649
California GO	7.600%	11/1/40	22,525	36,142
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,692
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,705
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	18,210
Chicago Transit Authority	6.899%	12/1/40	15,425	19,872
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	31,061
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,166
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	83,235
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	32,681	42,755
Houston TX GO	6.290%	3/1/32	22,245	28,139
Illinois GO	5.100%	6/1/33	42,160	42,895
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	21,904
Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	19,581
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	13,130	16,977
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	41,903
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	38,428
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	15,158
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	16,066
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	19,231
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	43,599
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,936
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	2,053
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	17,388
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	7,959
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,782
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	22,740
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	36,784
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	47,362

14

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	19,143
9 Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,174
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,940
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,274
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	63,432
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	68,000	71,995
Princeton University New Jersey GO	5.700%	3/1/39	13,020	17,665
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,386
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,908
University of California	3.931%	5/15/45	18,275	18,631
University of California Regents General Revenue	4.601%	5/15/31	19,390	21,686
University of California Regents Medical Center
Revenue	6.548%	5/15/48	14,730	20,071
University of California Regents Medical Center
Revenue	6.583%	5/15/49	19,200	26,203
University of California Revenue	5.770%	5/15/43	23,675	30,439
University of California Revenue	4.765%	5/15/44	4,740	5,159
Utah GO	3.289%	7/1/20	21,900	23,532
10 Wisconsin GO	5.700%	5/1/26	9,000	10,925
Total Taxable Municipal Bonds (Cost $1,043,403)				1,260,566

			Shares
Common Stocks (36.5%)
Consumer Discretionary (1.1%)
McDonald's Corp.			2,558,920	249,341
Thomson Reuters Corp.			3,284,810	133,232
WPP plc			2,964,918	67,336
				449,909
Consumer Staples (5.1%)
Kraft Foods Group Inc.			6,906,786	601,685
Philip Morris International Inc.			2,800,200	210,939
Procter & Gamble Co.			2,434,860	199,512
Coca-Cola Co.			4,409,200	178,793
British American Tobacco plc			3,231,767	167,356
Altria Group Inc.			3,316,910	165,912
Sysco Corp.			4,025,940	151,899
Diageo plc ADR			1,180,400	130,517
Unilever NV			2,661,530	111,145
PepsiCo Inc.			1,118,860	106,985
Kimberly-Clark Corp.			966,520	103,524
				2,128,267
Energy (4.1%)
Chevron Corp.			4,472,560	469,529
Exxon Mobil Corp.			5,358,570	455,478
Suncor Energy Inc.			6,622,400	193,705
Occidental Petroleum Corp.			2,278,600	166,338
Phillips 66			1,981,200	155,722
Enbridge Inc.			3,195,600	154,987
Royal Dutch Shell plc Class B			4,353,763	135,623
				1,731,382
Financials (5.4%)
Wells Fargo & Co.			12,244,462	666,099
JPMorgan Chase & Co.			8,719,050	528,200
BlackRock Inc.			866,380	316,956
M&T Bank Corp.			1,962,400	249,225
MetLife Inc.			3,677,700	185,908
National Bank of Canada			3,857,600	140,836
ACE Ltd.			863,900	96,316

15

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
Marsh & McLennan Cos. Inc.	912,730	51,195
		2,234,735
Health Care (6.2%)
Merck & Co. Inc.	10,337,890	594,222
Johnson & Johnson	5,293,230	532,499
Pfizer Inc.	13,208,497	459,524
AstraZeneca plc ADR	3,385,460	231,667
Eli Lilly & Co.	2,911,300	211,506
Bristol-Myers Squibb Co.	3,128,400	201,782
Roche Holding AG	550,488	151,270
Baxter International Inc.	1,640,440	112,370
Novartis AG	924,509	91,249
		2,586,089
Industrials (3.9%)
General Electric Co.	17,484,520	433,791
Eaton Corp. plc	5,705,030	387,600
Schneider Electric SE	2,522,361	196,288
Lockheed Martin Corp.	937,250	190,224
Waste Management Inc.	3,284,180	178,101
United Parcel Service Inc. Class B	1,356,250	131,475
Caterpillar Inc.	1,640,900	131,321
		1,648,800
Information Technology (5.2%)
Microsoft Corp.	14,896,990	605,637
Analog Devices Inc.	6,774,780	426,811
Intel Corp.	12,303,010	384,715
Cisco Systems Inc.	13,029,420	358,635
International Business Machines Corp.	941,600	151,127
Maxim Integrated Products Inc.	3,942,580	137,241
Texas Instruments Inc.	1,965,050	112,371
		2,176,537
Materials (1.4%)
Dow Chemical Co.	3,952,580	189,645
^ Agrium Inc.	1,366,669	142,503
Nucor Corp.	2,760,550	131,209
EI du Pont de Nemours & Co.	1,671,450	119,458
		582,815
Telecommunication Services (1.7%)
Verizon Communications Inc.	10,760,156	523,267
BCE Inc.	3,956,500	167,500
		690,767
Utilities (2.4%)
Duke Energy Corp.	4,035,700	309,861
National Grid plc	22,333,384	287,122
Xcel Energy Inc.	6,142,960	213,836
Eversource Energy	3,776,060	190,767
		1,001,586
Total Common Stocks (Cost $11,097,111)		15,230,887

16

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (1.0%)
Money Market Fund (0.3%)
11,12	Vanguard Market Liquidity Fund	0.128%		142,813,000	142,813

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreements (0.3%)
	Bank of America Securities, LLC(Dated 3/31/15,
	Repurchase Value $5,800,000, collateralized by U.S.
	Treasury Note/Bond 3.750%, 8/15/41, with a value of
	$5,916,000)	0.120%	4/1/15	5,800	5,800
	Deutsche Bank Securities, Inc.
	(Dated 3/31/15, Repurchase Value $9,400,000,
	collateralized by Federal Home Loan Mortgage Corp.
	0.000%, 5/4/37, and Federal National Mortgage Assn.
	3.000%, 3/1/28, with a value of $9,588,000)	0.150%	4/1/15	9,400	9,400
	HSBC Bank USA(Dated 3/31/15, Repurchase Value
	$25,800,000, collateralized by Federal Home Loan
	Mortgage Corp. 4.000%, 4/1/42, with a value of
	$26,317,000)	0.120%	4/1/15	25,800	25,800
	RBC Capital Markets LLC(Dated 3/31/15, Repurchase
	Value $55,600,000, collateralized by Federal National
	Mortgage Assn. 2.280%-4.500%, 12/1/24-4/1/43, and
	Government National Mortgage Assn. 4.000%-
	4.500%, 10/20/44-1/20/45, with a value of
	$56,712,000)	0.120%	4/1/15	55,600	55,600
	RBS Securities, Inc.(Dated 3/31/15, Repurchase Value
	$23,000,000, collateralized by U.S. Treasury
	Note/Bond 1.500%-3.625%, 8/15/19-8/15/24, with a
	value of $23,464,000)	0.120%	4/1/15	23,000	23,000
					119,600
U.S. Government and Agency Obligations (0.4%)
3	Federal Home Loan Bank Discount Notes	0.080%	6/19/15	65,000	64,984
3	Federal Home Loan Bank Discount Notes	0.085%	6/26/15	80,000	79,978
					144,962
Total Temporary Cash Investments (Cost $407,385)					407,375
Total Investments (98.4%) (Cost $35,218,779)					41,069,264
Other Assets and Liabilities—Net (1.6%)[12,13]					648,779
Net Assets (100%)					41,718,043

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $135,374,000.
1 Securities with a value of $746,000 have been segregated as collateral for open over-the-counter swap contracts.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2015.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate value of these securities was $3,438,182,000, representing 8.2% of net assets.
8 Adjustable-rate security.
9 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

17

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2015

11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12 Includes $142,813,000 of collateral received for securities on loan.
13 Cash of $20,804,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

18

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19

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA272 052015

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

VANGUARD WELLESLEY INCOME FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.